UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)               July 23, 2007

CICERO INC.

(Exact name of registrant as specified in its charter)

Delaware	000-26392	11-2920559
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1433 Highway 34, Building C, Farmingdale, New Jersey	07727
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (732) 919-3150
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointments of Principal Officers

On July 23, 2007, Mr. Anthony Pizi submitted his resignation as the Company’s Chief Information Officer effective July 31, 2007.

Mr. Pizi has been the Company’s Chief Information Officer since July 2005 and prior thereto served as the Company’s Chairman and Chief Executive Officer from January 2001 until July 2005. Mr. Pizi is also a Director of the Company and will continue in that capacity. The Company has no immediate plans to fill the vacant position.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 26, 2007		CICERO INC.

	By:	/s/ John P. Broderick
John P. Broderick
Chief Executive and Financial Officer